Gain On Sale Of Cost Method Investment	3 Months Ended
Mar. 31, 2022
Investments, Debt and Equity Securities [Abstract]
Gain On Sale Of Cost Method Investment
24.	GAIN ON SALE OF COST METHOD INVESTMENT
During February 2022, the Company received cash proceeds of $3.9 million in exchange for its equity interest in an investee as a result of the acquisition of the investee. The Company had been accounting for its investment using the cost method and recognized a gain of $3.6 million upon receipt of the cash. The investment’s carrying value was $0.3 million and was included within other assets on the accompanying condensed consolidated balance sheet at December 31, 2021. The Company no longer has any ownership interest in the investee.